Seasons Series Trust SA Multi-Managed Moderate Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 12/31/2017


					Securities Purchased
					1

Name of Underwriters		Morgan Stanley & Co LLC,
			        JP Morgan Securities,
				CitiGroup Global Markets Inc,
				UBS Securities LLC,
				Bank Of America Merrill Lynch



Name of Issuer  			Fourscout Technologies Inc.



Title of Security					34553D10



Date of First Offering					10/27/2017


Amount of Total Offering			$	116,160,000.00


Unit Price					$       22.00

Underwriting Spread or Commission		$	1.540

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$4,400


Number of Shares Purchased					200

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0038%
by Portfolio

Percentage of Offering Purchased by				0.716%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						0.72%

Percentage of Portfolio Assets					0.027%
Applied to Purchase

Name(s) of Underwriter(s) or		    Morgan Stanley and Co. LLC

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes



Seasons Series Trust SA Multi-Managed Moderate Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 12/31/2017


					Securities Purchased
					1

Name of Underwriters		Goldman Sachs, JP Morgan Securities,
				Wells Fargo Securities LLC,
				BMO Capital Markets Corp,
				Credit Suisee Securities USA LLC,
				Citi Group Global Markets Inc,
				Jefferies LLC



Name of Issuer  			Switch Inc - A



Title of Security					87105L10



Date of First Offering					10/6/2017


Amount of Total Offering			$	531,250,000.00


Unit Price					$       17.00

Underwriting Spread or Commission		$	0.9350

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$10,200


Number of Shares Purchased					600

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0019%
by Portfolio

Percentage of Offering Purchased by				0.298%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						0.30%

Percentage of Portfolio Assets					0.063%
Applied to Purchase

Name(s) of Underwriter(s) or		    GOLDMAN SACHS AND CO NEW YORK

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes





Seasons Series Trust SA Multi-Managed Moderate Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 12/31/2017


					Securities Purchased
					1

Name of Underwriters		Goldman Sachs, JPMorgan Securities,
				Bank of America Merrill Lynch,
				Piper Jaffray & co, Jefferies & Co



Name of Issuer  			Funko Inc. - Class A



Title of Security					36100810



Date of First Offering					11/2/2017


Amount of Total Offering			$	124,999,992.00


Unit Price					$       12.00

Underwriting Spread or Commission		$	0.8220

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$10,800


Number of Shares Purchased					900

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0086%
by Portfolio

Percentage of Offering Purchased by				3.691%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						3.70%

Percentage of Portfolio Assets					0.066%
Applied to Purchase

Name(s) of Underwriter(s) or		    GOLDMAN SACHS AND CO NEW YORK

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes




Seasons Series Trust SA Multi-Managed Moderate Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 12/31/2017


					Securities Purchased
					1

Name of Underwriters		Morgan Stanley, JPMorgan



Name of Issuer  			Sendgrid Inc.



Title of Security					81688310



Date of First Offering					11/15/2017


Amount of Total Offering			$	131,200,000.00


Unit Price					$       16.00

Underwriting Spread or Commission		$	1.1200

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$3,200


Number of Shares Purchased					200

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0024%
by Portfolio

Percentage of Offering Purchased by				0.368%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						0.37%

Percentage of Portfolio Assets					0.019%
Applied to Purchase

Name(s) of Underwriter(s) or		    Morgan Stanley and Co LLC

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes






Seasons Series Trust SA Multi-Managed Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 12/31/2017


					Securities Purchased
					1

Name of Underwriters		Morgan Stanley & Co LLC,
				JP Morgan Securities,
				CitiGroup Global Markets Inc,
				UBS Securities LLC,
				Bank Of America Merrill Lynch,
				KeyBanc Capital Markets



Name of Issuer  			FORESCOUT TECHNOLOGIES INC



Title of Security					34553D10



Date of First Offering					10/27/2017


Amount of Total Offering			$	116,160,000.00


Unit Price					$       22.00

Underwriting Spread or Commission		$	1.5400

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$2,200


Number of Shares Purchased					100

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0019%
by Portfolio

Percentage of Offering Purchased by				0.718%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						0.72%

Percentage of Portfolio Assets					0.020%
Applied to Purchase

Name(s) of Underwriter(s) or		    Morgan Stanley and Co LLC

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes





Seasons Series Trust SA Multi-Managed Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 12/31/2017


					Securities Purchased
					1

Name of Underwriters		Goldman Sachs, JP Morgan Securities,
				Wells Fargo Securities LLC,
				BMO Capital Markets Corp,
				Credit Suisee Securities USA LLC,
				Citi Group Global Markets Inc,
				Jefferies LLC



Name of Issuer  			SWITCH INC - A



Title of Security					87105L10



Date of First Offering					10/06/2017


Amount of Total Offering			$	531,250,000.00


Unit Price					$       17.00

Underwriting Spread or Commission		$	0.9350

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$6,800


Number of Shares Purchased					400

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0013%
by Portfolio

Percentage of Offering Purchased by				0.299%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						0.30%

Percentage of Portfolio Assets					0.062%
Applied to Purchase

Name(s) of Underwriter(s) or		    GOLDMAN SACHS AND CO NEW YORK

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes





Seasons Series Trust SA Multi-Managed Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 12/31/2017


					Securities Purchased
					1

Name of Underwriters		Morgan Stanley, JPMorgan



Name of Issuer  			SENDGRID INC



Title of Security					81688310



Date of First Offering					11/15/2017


Amount of Total Offering			$	131,200,000.00


Unit Price					$       16.00

Underwriting Spread or Commission		$	1.1200

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$1,600


Number of Shares Purchased					100

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0012%
by Portfolio

Percentage of Offering Purchased by				0.369%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						0.37%

Percentage of Portfolio Assets					0.015%
Applied to Purchase

Name(s) of Underwriter(s) or		    Morgan Stanley And Co LLC

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes





Seasons Series Trust SA Multi-Managed Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 12/31/2017


					Securities Purchased
					1

Name of Underwriters		Goldman Scahs, JPMorgan Securities,
				Bank of America Merrill Lynch,
				Piper Jaffray & co, Jefferies & Co



Name of Issuer  			FUNKO INC-CLASS A



Title of Security					36100810



Date of First Offering					11/2/2017


Amount of Total Offering			$	124,999,992.00


Unit Price					$       12.00

Underwriting Spread or Commission		$	0.8220

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$7,200


Number of Shares Purchased					600

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0058%
by Portfolio

Percentage of Offering Purchased by				3.694%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						3.70%

Percentage of Portfolio Assets					0.066%
Applied to Purchase

Name(s) of Underwriter(s) or		    GOLDMAN SACHS AND CO NEW YORK

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes





Seasons Series Trust SA Multi-Managed Small Cap Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 12/31/2017


					Securities Purchased
					1

Name of Underwriters		Goldman Sachs, JP Morgan Securities,
				Wells Fargo Securities LLC,
				BMO Capital Markets Corp,
				Credit Suisee Securities USA LLC,
				Citi Group Global Markets Inc,
				Jefferies LLC



Name of Issuer  			Switch Inc - A



Title of Security					87105L10



Date of First Offering					10/6/2017


Amount of Total Offering			$	531,250,000.00


Unit Price					$       17.00

Underwriting Spread or Commission		$	0.9350

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$56,100


Number of Shares Purchased					3,300

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0106%
by Portfolio

Percentage of Offering Purchased by				0.289%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						0.30%

Percentage of Portfolio Assets					0.060%
Applied to Purchase

Name(s) of Underwriter(s) or		    GOLDMAN SACHS AND CO NEW YORK

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes




Seasons Series Trust SA Multi-Managed Small Cap Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 12/31/2017


					Securities Purchased
					1

Name of Underwriters		Morgan Stanley & Co LLC,
				JP Morgan Securities,
				CitiGroup Global Markets Inc,
				UBS Securities LLC,
				Bank Of America Merrill Lynch



Name of Issuer  			Fourscout Technologies Inc.



Title of Security					34553D10



Date of First Offering					10/27/2017


Amount of Total Offering			$	116,160,000.00


Unit Price					$       22.00

Underwriting Spread or Commission		$	1.5400

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$26,400


Number of Shares Purchased					1,200

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0227%
by Portfolio

Percentage of Offering Purchased by				0.697%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						0.72%

Percentage of Portfolio Assets					0.028%
Applied to Purchase

Name(s) of Underwriter(s) or		    Morgan Stanley and Co. LLC

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes




Seasons Series Trust SA Multi-Managed Small Cap Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 12/31/2017


					Securities Purchased
					1

Name of Underwriters		Goldman Sachs, JPMorgan Securities,
				Bank of America Merrill Lynch,
				Piper Jaffray & co, Jefferies & Co



Name of Issuer  			Funko Inc. - Class A



Title of Security					36100810



Date of First Offering					11/2/2017


Amount of Total Offering			$	124,999,992.00


Unit Price					$       12.00

Underwriting Spread or Commission		$	0.8220

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$57,600


Number of Shares Purchased					4,800

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0461%
by Portfolio

Percentage of Offering Purchased by				3.654%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						3.70%

Percentage of Portfolio Assets					0.061%
Applied to Purchase

Name(s) of Underwriter(s) or		    Goldman Sachs and Co New York

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes




Seasons Series Trust SA Multi-Managed Small Cap Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 12/31/2017


					Securities Purchased
					1

Name of Underwriters		Morgan Stanley, JPMorgan



Name of Issuer  			Sendgrid Inc.



Title of Security					81688310



Date of First Offering					11/15/2017


Amount of Total Offering			$	131,200,000.00


Unit Price					$       16.00

Underwriting Spread or Commission		$	1.1200

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$14,400


Number of Shares Purchased					900

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0110%
by Portfolio

Percentage of Offering Purchased by				0.359%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						0.37%

Percentage of Portfolio Assets					0.015%
Applied to Purchase

Name(s) of Underwriter(s) or		    Morgan Stanley and Co LLC

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes